PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2025
SL BIO LTD
PLANT AND EQUIPMENT, NET
PLANT AND EQUIPMENT, NET

5. PLANT AND EQUIPMENT, NET

Plant and equipment, net consist of the following:

	December 31,	December 31,
	2025	2024
Leasehold improvement	$299,175	$—
Machinery and equipment	29,867	28,467
Office equipment	21,513	—
Subtotal	350,555	28,467
Less: accumulated depreciation	(101,661)	(9,489)
Total	$248,894	$18,978

Depreciation expenses included in general and administration expenses for the years ended December 31, 2025 and 2024 was $93,685 and $43,307, respectively. There were no impairments recognized during the years ended December 31, 2025 and 2024. In December 2024, the Group disposed certain machinery and equipment and office equipment to the lessee of the system and software and recorded a gain on disposal of $6,086 during the year ended December 31, 2024.